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                                                                   EXHIBIT 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

        I, Judith H. Henkels, state and attest that:

        (1) To the best of my knowledge, based upon a review of the covered reports of Precis, Inc. and, except as corrected or supplemented in a subsequent covered report:

        o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        (2) I have reviewed the contents of this statement with the Audit Committee of Precis, Inc.

        (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o The Precis, Inc. Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2001;

        o All reports on Form 10-QSB, all reports on Form 8-K and all definitive proxy materials of Precis, Inc. filed with the Commission subsequent to the filing of the From 10-KSB identified above; and

        o    Any amendments to any of the foregoing.

By: /s/  Judith H. Henkels               Subscribed and sworn to before me this
   -----------------------------         19th of August, 2002

                                         /s/  Judy A. Cave
                                            -----------------------------
                                              Notary Public
                                         My commission expires:      06/28/06
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